Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

For the Period April 1, 2015 through June 30, 2015

Report	Appendix	Explanation Attached
Unaudited Consolidated Statement of Cash Receipts and Disbursements	B
Schedule of Disbursements by Legal Entity	C
Consolidated Overseas Shipholding Group, Inc. Balance Sheet as of June 30, 2015	D	X

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Rick F. Oricchio	July 30, 2015
Rick F. Oricchio	Date
Senior Vice President and Chief Financial Officer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors as of April 1, 2015.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained herein shall constitute a waiver of any of the Debtors or the Reorganized Debtors’ rights or an admission with respect to their Chapter 11 Cases (as defined in the Equity Plan), including, but not limited to, matters involving objections to claims, equitable subordination, defenses, characterization or re-characterization of contracts, under the provisions of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the actual results of the Debtors or reorganized Debtors to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this report.

Post-Confirmation Quarterly Summary Report April 1, 2015 through June 30, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix A

Debtors Listing as of April 1, 2015

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
OSG Ship Management, Inc.	12-20123

Post-Confirmation Quarterly Summary Report April 1, 2015 through June 30, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix B

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period from April 1, 2015 through June 30, 2015

(in thousands of dollars)

Beginning Cash Balance	595,331

Cash Receipts:
Vessel Related Receipts	242,837
Sale of Debtors' Assets	-
Other Receipts[1]	6,585
Total Receipts	249,422

Cash Disbursements:
Claim Distributions	352
Vessel Related Disbursements	120,882
General and Administrative:
Compensation & Benefits	9,962
Other General & Administrative	15,767
Taxes	1,006
Restructuring Costs	2,275
Debt Principal and Interest Payments, including Debt Amendment Fees	25,864
U.S. Trustee Fees	105
Other Disbursements	30
Total Disbursements	176,243

Ending Cash Balance	668,510

[1]	Other Receipts includes items such as distributions from joint ventures, insurance claim receipts and other miscellaneous refunds and receipts.

Post-Confirmation Quarterly Summary Report April 1, 2015 through June 30, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Filing Entities	Case No.	Disbursement Under the Plan	Bankruptcy Professional	Ordinary Course Payments	Total Payments
Overseas Shipholding Group, Inc.	12-20000	$42,369	751,998	$1,512,057	$2,306,424
OSG International, Inc.	12-20001		180,429	1,180,645	1,361,073
OSG Bulk Ships, Inc.	12-20002		590,482	8,926,954	9,517,436
OSG Ship Management, Inc.	12-20123	309,769	751,998	6,638,615	7,700,381

		$352,139	$2,274,906	$18,258,270	$20,885,315

Post-Confirmation Quarterly Summary Report April 1, 2015 through June 30, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix D

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheet

As of June 30, 2015

Explanatory Note: This item will be filed as a supplement to this report subsequent to its filing with the Securities and Exchange Commission.

Post-Confirmation Quarterly Summary Report April 1, 2015 through June 30, 2015